© 2026 Fulton Financial Corporation. All rights reserved. Investor Presentation Data as of or for the period ended March 31, 2026, unless otherwise noted

© 2026 Fulton Financial Corporation. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2026 Operating Guidance" contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025 and other current and periodic reports, which have been, or will be, filed with the SEC and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). Please refer to the Glossary of Terms on slide 25 for the definitions of acronyms and capitalized terms used in this presentation. The Corporation uses certain financial measures in this presentation that have been derived by methods other than GAAP. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

© 2026 Fulton Financial Corporation. All rights reserved. QUARTERLY FINANCIAL PERFORMANCE 3

© 2026 Fulton Financial Corporation. All rights reserved. 1Q26 4Q25 1Q26 4Q25 Net Income Available to Common Shareholders (dollars in millions) $92.2 $96.4 $99.7 $99.4 ROAA (annualized) 1.20% 1.23% 1.30% 1.27% ROATCE (annualized; non-GAAP) -- -- 14.76% 14.86% Efficiency Ratio (non-GAAP) -- -- 56.7% 60.0% Non-Interest Expense / Total Average Assets (annualized) 2.54% 2.64% 2.42% 2.53% Diluted EPS $0.51 $0.53 $0.55 $0.55 Operating PPNR (dollars in millions; non-GAAP) -- -- $141.0 $131.8 Operating PPNR / Average Assets (annualized; non-GAAP) -- -- 1.79% 1.64% GAAP Reported Operating(1) First Quarter 2026 Financial Highlights 4 (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Focus: • Strong Balance Sheet and Liquidity • Benefits Realization from Strategic Initiatives • Ongoing Commitment to Organizational Efficiency Productivity: • Disciplined and Profitable Growth • Solid Operating Profitability Metrics • Operating Net Income Available to Common Shareholders of $99.7 million or $0.55 per Diluted Share

© 2026 Fulton Financial Corporation. All rights reserved. 1Q26 4Q25 Linked-Quarter Change Net interest income $262,023 $266,042 ($4,019) Provision for credit losses 14,442 2,948 11,494 Non-interest income before investment securities gains (losses) 69,841 69,980 (139) Investment securities gains (losses) - - - Non-interest expense 200,294 212,986 (12,692) Income before income taxes 117,128 120,088 (2,960) Income taxes 22,367 21,118 1,249 Net income 94,761 98,970 (4,209) Preferred stock dividends (2,562) (2,562) - Net income available to common shareholders $92,199 $96,408 ($4,209) Net income available to common shareholders, per share (diluted) $0.51 $0.53 ($0.02) Operating net income available to common shareholders, per share (diluted) (1) $0.55 $0.55 - ROAA 1.20% 1.23% (3) bps Operating ROAA(1) 1.30% 1.27% 3 bps ROAE 11.16% 11.69% (53) bps Operating ROATCE(1) 14.76% 14.86% (10) bps Efficiency ratio(1) 56.7% 60.0% (330) bps (dollars in thousands, except per-share data) First Quarter 2026 Income Statement Summary 5 (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

© 2026 Fulton Financial Corporation. All rights reserved. Net Interest Income 6 • NIM was 3.58% in the first quarter of 2026, decreasing one bps compared to the fourth quarter of 2025. • Loan yield of 5.70% decreased 12 bps during the first quarter of 2026 compared to the fourth quarter of 2025. • Total cost of deposits was 1.78% in the first quarter of 2026, an eight bps decrease compared to the fourth quarter of 2025. Average Interest-Earning Assets and YieldsHighlights Average Deposits and Borrowings & Other, Cost of Deposits and Cost of FundsNII(1) and NIM (1) NII on a non-FTE basis using a 21% federal tax rate and statutory interest expense disallowances. (m ill io ns ) (b ill io ns ) (b ill io ns )

© 2026 Fulton Financial Corporation. All rights reserved. Non-Interest Income Remains a Key Revenue Source at Over 20% of Total Revenue 7 Wealth Management AUM/AUA in excess of $17 billion Robust Commercial Fee Income Businesses Consistent Consumer Fees Three months ended 3/31/26 Three months ended 3/31/26 Total Revenue Non-Interest Income Diversified Non-Interest Income in Complementary Businesses Wealth management $24,496 $23,879 $22,639 $22,281 $21,785 $617 Commercial banking 22,806 24,113 23,165 23,431 21,329 (1,307) Consumer banking 14,176 15,442 15,174 14,528 13,068 (1,266) Mortgage banking 3,955 3,636 3,711 3,991 3,138 319 Other 4,408 2,910 5,718 4,917 7,914 1,498 Non-interest income before investment securities gains (losses) $69,841 $69,980 $70,407 $69,148 $67,234 ($139) Investment securities gains (losses), net – – – – (2) – Total Non-Interest Income $69,841 $69,980 $70,407 $69,148 $67,232 ($139) Change Since 4Q251Q26(dollars in thousands) 4Q25 3Q25 2Q25 1Q25

© 2026 Fulton Financial Corporation. All rights reserved.

Disciplined Management of Non-Interest Expense Drives Earnings

(dollars in thousands)	1Q26	4Q25	3Q25	2Q25	1Q25	Change Since 4Q25
Salaries and employee benefits	$109,917	$121,632	$111,265	$107,123	$103,526	($11,715)
Data processing and software	18,662	19,695	18,535	18,262	18,599	(1,033)
Net occupancy	18,229	17,554	15,954	16,410	18,207	675
Other outside services	12,750	13,105	12,951	12,009	11,837	(355)
Intangible amortization	5,349	5,365	5,368	5,460	6,269	(16)
FDIC insurance	4,249	4,540	5,089	4,951	5,597	(291)
Equipment	3,924	4,001	3,926	4,100	4,150	(77)
Professional fees	2,239	2,088	2,320	2,163	(1,078)	151
Acquisition-related expenses	2,644	802	–	–	380	1,842
Other	22,331	24,204	21,166	22,333	21,973	(1,873)
Total non-interest expense	$200,294	$212,986	$196,574	$192,811	$189,460	($12,692)
Non-GAAP adjustments:						
Less: Intangible amortization	(5,349)	(5,365)	(5,368)	(5,460)	(6,269)	16
Less: Acquisition-related expenses	(2,644)	(802)	–	–	(380)	(1,842)
Less: FDIC special assessment	–	95	–	–	–	(95)
Less: FultonFirst implementation and asset disposals	(1,556)	(2,795)	207	270	47	1,239
Operating non-interest expense[1]	$190,745	$204,119	$191,413	$187,621	$182,858	($13,374)

Highlights

- Salaries and employee benefits expense decreased primarily due to a decrease in incentive compensation expense in the first quarter of 2026

Efficiency Ratio[1]



56.7%
57.1%
56.5%
60.0%
56.7%
1Q25
2Q25
3Q25
4Q25
1Q26

(1) Non-GAAP financial measure. Please refer to the calculation and management's reason for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

FULTON FINANCIAL CORPORATION

8

© 2026 Fulton Financial Corporation. All rights reserved. Asset Quality 9 NPAs and NPAs / AssetsProvision for Credit Losses ACL(1) / NPLs and ACL / LoansNCOs and NCOs / Average Loans (m ill io ns ) (m ill io ns ) (m ill io ns ) (1) The ACL relates specifically to “Loans, net of unearned income” and does not include reserves related to off -balance sheet credit exposures.

© 2026 Fulton Financial Corporation. All rights reserved. Internal Capital Generation Enhancing Capital Ratios(1) 10 (4) (m ill io ns ) • Increasing regulatory capital ratios provide operational and strategic flexibility • Tangible capital (2) increased linked quarter by $20 million • AOCI of ($222) million at March 31, 2026 • Current common stock dividend of $0.19 • $126 million remaining share repurchase authorization in place through January 31, 2027 (3) Highlights (1) Regulatory capital ratios and excess capital amounts as of March 31, 2026 are preliminary estimates. (2) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (3) Up to $25 million of the $150 million authorization may be used to repurchase the Corporation’s preferred stock, outstand ing subordinated notes due 2030 or outstanding subordinated notes due 2035. (4) Excesses shown are to regulatory minimums, including the 250 bps capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum.

© 2026 Fulton Financial Corporation. All rights reserved. 2026 Operating Guidance(1) 11 Non-FTE NII(2) [FTE Adjustment for NIM Calculation] [Purchase Accounting Accretion] $1.120 – $1.140 billion [$16 - $18 million] [$50 - $55 million] Reflects mid single-digit organic loan growth plus Blue Foundry Bancorp acquisition [$4.0 - $4.5 million per quarter] Provision for Credit Losses $55 – $75 million Non-Interest Income $285 – $300 million Non-Interest Expense(3) Non-Operating Assumptions: [2026 CDI expense] [Non-Operating Expenses] $800 – $835 million [~$22.4 million] [~$38.4 million] Assumes Blue Foundry Bancorp operating non-interest expense of approximately $27 million Estimated Blue Foundry Bancorp acquisition-related expense and incremental FultonFirst implementation expense Effective Tax Rate: 18.5% – 19.5% Income Statement Line Item Expected Range Outlook (1) Assumes Blue Foundry Bank systems conversion is completed in 3Q26. (2) NII is on a non-FTE basis. Incorporates federal funds target rate cut of 25 bps in July 2026. (3) Excludes non-operating expenses and CDI amortization.

© 2026 Fulton Financial Corporation. All rights reserved. CORPORATE HIGHLIGHTS 12

© 2026 Fulton Financial Corporation. All rights reserved. A Community Bank Strategy, Operating on a Regional Scale 13 Execution of our Strategic Objectives has provided us with long-term growth in customers, exceptional customer experience and enhanced operational metrics, delivering results to our stakeholders Our Differentiator: Customer Intimacy

© 2026 Fulton Financial Corporation. All rights reserved. • $32 billion in assets, approximately 200 financial centers, 200 commercial sales professionals, 100 mortgage loan officers, and more than 3,300 team members operating in a customer-dense Mid-Atlantic market(1) • Market capitalization of ~$3.9 billion(2) • Current valuation(2) of 10.5x TTM diluted EPS of $2.10 and 1.5x TBV(3) • Steady increase in shareholder value with a five-year CAGR in TBV per share, excluding AOCI(3), of 7.2% • Ten-year CAGR in common dividends of 7.8% • 3.46% dividend yield(4) • $126 million remaining of a $150 million share repurchase authorization(5) (1) As of March 31, 2026. (2) Based on shares outstanding of 178.8 million and closing price of $21.99 as of April 17, 2026. (3) As of March 31, 2026, TBV per share was $15.12. TBV per share is a non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on slides titled “Non-GAAP Reconciliation” at the end of this presentation. (4) Based on current quarterly common dividend of $0.19 per share and closing stock price of $21.99 per share as of April 17, 2026. (5) Authorization expires January 31, 2027. Up to $25 million of the $150 million authorization may be used to repurchase the Corporation’s preferred stock, outstanding subordinated notes due 2030 or outstanding subordinated notes due 2035. A Growing and Well-Positioned Franchise 14

© 2026 Fulton Financial Corporation. All rights reserved. Robust and Scalable Product Suite 15 Commercial Banking Consumer Banking Business Banking Treasury Management Wealth and Trust International Services Capital Markets Mortgage Banking • Significant technology spend over the past six years • Focus on digital enablement as a driver of growth, efficiency and service Well positioned to compete in and serve our market ROBUST PRODUCTS AND SERVICES INDUSTRY-LEADING TECHNOLOGY PLATFORMS NIMBLE COMPETITIVE POSITION

© 2026 Fulton Financial Corporation. All rights reserved. We Do What is Right - Corporate Social Responsibility 16 • Our most recent Corporate Social Responsibility Report with key metrics is available at fultonbank.com/about-fulton-bank. • Integrity is fundamental to governance at Fulton. The Corporation’s established Board governance and oversight support management’s efforts to build maturity and capability that drives impact. • The Climate Impact Working Group underscores the Corporation’s commitment to progressing its understanding of, and reporting on, climate-related risks and activities. PROTECTING THE ENVIRONMENT Environment The Corporation is committed to practicing environmental stewardship in its everyday operations. Operational measures like waste reduction and smart energy use, as well as financing sustainable projects, are core to these efforts. CORPORATE GOVERNANCE Governance Core values and guiding behavior lead the Corporation to demonstrate the highest professional and ethical standards in all business activities. The Corporation operates under a robust board- and management-level enterprise risk management structure. CHANGING LIVES FOR THE BETTER Employees The Corporation is committed to creating a workforce culture that is welcoming, engaging and inclusive. Customers Fulton Bank has a proven track record of fair and responsible banking – rated “Outstanding” for Community Reinvestment Act performance. Community Employees live and work in the communities we serve and want to see these communities thrive. Through the “Fulton Forward® initiative, the Corporation gives back by paying it forward. READ THE REPORT

© 2026 Fulton Financial Corporation. All rights reserved.

A Balanced Business Model Delivering Strong Returns

Premier Franchise that Provides Expanding and Innovative Solutions	• A full-service commercial bank with robust treasury services, payment technology solutions, wealth management and full-service mortgage company • Ongoing investment in technology, digitally enabling a growing customer base • Serving a diversified, dense and economically stable market • Room to grow in existing markets and continue to penetrate both organically and inorganically
Robust Combination of Diversified Business Lines and Fee Income Businesses	• Non-interest income as a percentage of revenue of approximately 21% • Wealth management accounts for approximately 1/3 of total non-interest income, delivering a 9% five-year TTM CAGR, AUM/AUA of $17.1 billion and over 85% in recurring income • Commercial banking businesses representing approximately 1/3 of total non-interest income • Fulton Mortgage Company caters to the new home purchase business with the ability to leverage refinance activity into gain on sale revenue
Dynamic Growth Strategy Blending an Organic Engine with Inorganic Opportunities	• Organic growth strategy supplemented by inorganic, in-market opportunities • Low CRE concentration compared to peers[(1)] • Reduced financial center infrastructure over the last ten years, driving average deposits per financial center over $100 million • Completed $4.8 billion transaction in 2024, $930.6 million acquisition in 2022 and acquired five wealth management firms since 2018 • Operate in a target-rich market with over 40 in-market banking institutions that fit our M&A criteria and strategy • Effective April 1, 2026, closed the $2.1 billion Blue Foundry Bancorp acquisition
Attractive Risk-Adjusted Profitability and Returns	• 1Q26 operating diluted EPS of $0.55[(2)] • Operating ROAA of 1.30%[(2)] in 1Q26 compared to 1.27%[(2)] in 4Q25 • 1Q26 operating ROATCE of 14.76%[(2)] compared to 14.86%[(2)] in 4Q25 • Efficiency ratio of 56.7%[(2)] and 60.0%[(2)] in 1Q26 and 4Q25, respectively • 1Q26 NCOs to average loans (annualized) of 25 bps; ACL to loans of 1.51% in addition to on-balance sheet purchase accounting marks

(1) For a list of peers please see page 37 of the Corporation's proxy statement dated April 1, 2026. (2) Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation.

FULTON FINANCIAL CORPORATION

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© 2026 Fulton Financial Corporation. All rights reserved. A Diversified Loan Portfolio with Growth in Multiple Categories 18 Loan Mix By Product(1) Highlights • The loan portfolio has grown $5.4 billion since 2020 • A balanced loan mix enhanced by 2022 and 2023 adjustable-rate mortgage growth outpacing other categories • Commercial mortgages remain a stable percentage of the mix Commercial Mortgage Non-Owner Occupied Portfolio 18 (b ill io ns ) (1) Loan mix by product is based on ending balances for the periods ended December 31, 2020 to March 31, 2026. The C&I catego ry includes Paycheck Protection Program loan growth and forgiveness. The Construction category includes residential and commercial construction loans. The Commercial Mortgage category includes both owner and non-owner occupied loans.

© 2026 Fulton Financial Corporation. All rights reserved. A Deposit Portfolio That Is Granular, Tenured and Diversified With Significant Liquidity Coverage 19 Deposit Mix By Product(1) Highlights(2) • 878,495 deposit accounts • $30,919 average account balance • Average account age of ~ten years • 24% net estimated uninsured deposits • 281% coverage of net estimated uninsured deposits Deposit Mix By Customer 19 (b ill io ns ) (1) Deposit mix by product is based on ending balances for the periods ended December 31, 2020 to March 31, 2026. (2) As of March 31, 2026. Estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits.

© 2026 Fulton Financial Corporation. All rights reserved. 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 EFFR (avg) 5.33% 5.26% 4.65% 4.33% 4.33% 4.29% 3.90% 3.64% Loan Yield 6.12% 6.20% 5.97% 5.86% 5.86% 5.93% 5.82% 5.70% Deposit Cost 2.14% 2.24% 2.14% 2.03% 1.98% 1.96% 1.86% 1.78% Quarterly Yields, Costs and Average Effective Federal Funds Rate ("EFFR") History of Prudently Managing Deposit Costs During Fed Easing Cycles With Strategies in Place to Drive a Neutral Interest Rate Risk Position 20 Historical Deposit Costs and Loan and Deposit Betas(1) Highlights • Managed deposit costs to a 42% beta during the 2007 – 2011 easing cycle in a high-rate environment • Lower deposit beta in 2019 – 2020 attributable to a lower rate environment and inflow of deposits • Cycle to date deposit costs have benefited from time deposit repricing as the Fed has cut rates • Fixed asset repricing and balance sheet mix has benefited loan beta relative to historical cycles • Over $3 billion of receive fixed swaps, floors and collars, helping to neutralize the interest rate risk profile • Fed dot plot implies additional 25 bps of easing through 2026. Strategies in place to manage funding costs 20 Quarterly & Cycle to Date Yields, Costs & Betas (1) Fulton historical data – S&P Capital IQ. Quarterly Average EFFR – Federal Reserve Bank of St. Louis.

© 2026 Fulton Financial Corporation. All rights reserved. Fixed Rate Asset Repricing(1) Coupled With a Premier Deposit Franchise Drives a Neutral Interest Rate Risk Profile 21 Interest Earning Assets 21 (March 31, 2026) Interest-Bearing Liabilities(3) (March 31, 2026) Variable Rate Loans Non-maturity Deposits Fixed and Adjustable Asset Repricing Schedule (m ill io ns ) (m ill io ns ) (m ill io ns ) (m ill io ns ) Time Deposits and Borrowings Repricing Schedule (2) (1) “Repricing” includes contractual repricing of adjustable-rate loans, plus estimated cashflows and maturities of fixed rate assets and liabilities assumed within the time frames presented. (2) Other includes non-accrual loan balances, fair value purchase accounting marks and net origination fees and costs. (3) Time Deposits include brokered CDs.

© 2026 Fulton Financial Corporation. All rights reserved. Mature and Growing Wealth Management Businesses, Consistent Non-interest Income and Diversified Client Base Delivering Solid Results(1) 22 Over 85% Recurring Income Client and Market Aligned Growth $93.3 Million TTM(3) Non-Interest Income Five Year CAGR of 9% Five Wealth Management Acquisitions Since 2018 Organic and Analytics Based Growth Strategy Wealth Management AUM/AUA(2) (b ill io ns ) (1) Wealth Management revenue does not include NII. (2) AUM and AUA are ending market values for the periods ended December 31, 2020 to March 31, 2026. (3) TTM through March 31, 2026 Wealth Management income.

© 2026 Fulton Financial Corporation. All rights reserved.

Material and Consistent Fee Income, Robust Suite of Commercial and Consumer Services

Commercial Non-Interest Income


(thousands)
$70,286
14%
26%
27%
33%
2020
$68,689
18%
14%
30%
38%
2021
$75,779
15%
16%
31%
38%
2022
$81,160
16%
19%
29%
36%
2023
$84,982
20%
13%
33%
34%
2024
$92,038
21%
13%
36%
30%
2025
$93,515
20%
14%
36%
30%
TTM (1)
Merchant and Card Income
Cash Management
Capital Markets
Other Commercial Banking

Consumer Non-Interest Income(2)


(thousands)
$41,598
22%
30%
48%
2020
$45,544
20%
28%
52%
2021
$49,496
19%
31%
50%
2022
$47,197
20%
24%
56%
2023
$55,504
20%
25%
55%
2024
$58,212
19%
26%
55%
2025
$59,320
18%
27%
55%
TTM (1)
Card
Overdraft
Other Consumer Banking

Cash Management

Optimized Account Framework and Exception Process; Multi-Channel Distribution Strategy

Merchant and Card Income

Repeatable Income Stream; Analytics-Based Cross-Sell Opportunity

Capital Markets

Robust Back-to-Back Swap Program Serves Commercial Customers

Consumer Fees

Financial Center Network and Loyal Customer Base Drive Consumer Fees

(1) TTM through March 31, 2026
(2) Does not include gain on sale from residential mortgages.

FULTON FINANCIAL CORPORATION

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© 2026 Fulton Financial Corporation. All rights reserved. Solid Asset Quality Trends Through Many Cycles 24 Quarterly Delinquency Trend (%) Quarterly NCO Trend (Annualized %) Sources: Top 100 Commercial Banks and All Commercial Banks - Board of Governors of the Federal Reserve System (Top 100 Commercial Banks are the 100 largest banks based on consolidated assets); Fulton historical data – S&P Capital IQ. Delinquency rates are non-seasonally adjusted and determined based on loans and leases past due 30 days or more and non-accrual loans. Charge-off rates are non- seasonally adjusted and are net of recoveries.

© 2026 Fulton Financial Corporation. All rights reserved. Glossary of Terms 25 Term/Acronym Defined As ACL Allowance for credit losses AOCI Accumulated other comprehensive income AUM Assets under management AUA Assets under administration bps Basis point or basis points C&I Commercial and industrial CAGR Compound annual growth rate CD Certificate of deposit CDI Core deposit intangible CET1 Common equity tier 1 capital CRE Commercial real estate EFFR Effective federal funds rate EPS Earnings per share FDIC Federal Deposit Insurance Corporation Fed Board of Governors of the Federal Reserve System FTE Fully taxable-equivalent Fulton or the Corporation Fulton Financial Corporation GAAP Generally accepted accounting principles Term/Acronym Defined As M&A Mergers and acquisitions NCO Net charge-off NII Net interest income NIM Net interest margin NPA Non-performing asset NPL Non-performing loan PPNR Pre-provision net revenue ROAA Return on average assets ROAE Return on average common shareholders’ equity ROATCE Return on average tangible common equity SEC U.S. Securities and Exchange Commission TBV Tangible book value TCE/TA Tangible common equity / tangible assets TRBC Total risk-based capital TTM Trailing twelve months

© 2026 Fulton Financial Corporation. All rights reserved. NON-GAAP RECONCILIATION 26

© 2026 Fulton Financial Corporation. All rights reserved. Three months ended (dollars in thousands) Mar 31 Dec 31 2026 2025 Operating net income available to common shareholders Net income available to common shareholders 92,199$ 96,408$ Less: Other(1) - (4,989) Plus: CDI amortization 5,255 5,255 Plus: Acquisition-related expense 2,644 802 Plus: FDIC special assessment - (95) Plus: FultonFirst implementation and asset disposals 1,556 2,795 Less: Tax impact of adjustments (1,985) (791) Operating net income available to common shareholders (numerator) 99,669$ 99,385$ Weighted average shares (diluted) (denominator) 181,665 182,197 Operating net income available to common shareholder, per share (diluted) 0.55$ 0.55$ Non-GAAP Reconciliation 27 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. (1) Includes loan recovery adjustments of $5.0 million in the fourth quarter of 2025 reflected in the provision for credit lo sses related to a loan acquired in the Republic First Bank acquisition.

© 2026 Fulton Financial Corporation. All rights reserved. Three months ended (dollars in thousands) Mar 31 Dec 31 2026 2025 Operating ROAA(1) Net income 94,761$ 98,970$ Less: Other(2) - (4,989) Plus: CDI amortization 5,255 5,255 Plus: Acquisition-related expense 2,644 802 Plus: FDIC special assessment - (95) Plus: FultonFirst implementation and asset disposals 1,556 2,795 Less: Tax impact of adjustments (1,985) (791) Operating net income (numerator) 102,231$ 101,947$ Total average assets 31,999,228$ 32,013,163$ Less: Average net CDI (54,629) (60,726) Total operating average assets (denominator) 31,944,599$ 31,952,437$ Operating ROAA 1.30% 1.27% Non-GAAP Reconciliation 28 (1) Annualized. (2) Includes loan recovery adjustments of $5.0 million in the fourth quarter of 2025 reflected in the provision for credit lo sses related to a loan acquired in the Republic First Bank acquisition.

© 2026 Fulton Financial Corporation. All rights reserved. Three months ended (dollars in thousands) Mar 31 Dec 31 2026 2025 Operating ROATCE(1) Net income available to common shareholders 92,199$ 96,408$ Less: Other(2) - (4,989) Plus: Intangible amortization 5,349 5,365 Plus: Acquisition-related expense 2,644 802 Plus: FDIC special assessment - (95) Plus: FultonFirst implementation and asset disposals 1,556 2,795 Less: Tax impact of adjustments (2,005) (814) Adjusted net income available to common shareholders (numerator) 99,743$ 99,472$ Average shareholders' equity 3,543,911$ 3,464,539$ Less: Average preferred stock (192,878) (192,878) Less: Average goodwill and intangible assets (610,262) (615,600) Average tangible common shareholders' equity (denominator) 2,740,771$ 2,656,061$ Operating ROATCE 14.76% 14.86% Non-GAAP Reconciliation 29 (1) Annualized. (2) Includes loan recovery adjustments of $5.0 million in the fourth quarter of 2025 reflected in the provision for credit lo sses related to a loan acquired in the Republic First Bank acquisition.

© 2026 Fulton Financial Corporation. All rights reserved. Three months ended (dollars in thousands) Mar 31 Dec 31 2026 2025 Operating non-interest expense to total average assets (1) Non-interest expense 200,294$ 212,986$ Less: Intangible amortization (5,349) (5,365) Less: Acquisition-related expense (2,644) (802) Less: FDIC special assessment - 95 Less: FultonFirst implementation and asset disposals (1,556) (2,795) Operating non-interest expense (numerator) 190,745$ 204,119$ Total average assets (denominator) 31,999,228$ 32,013,163$ Operating non-interest expense to total average assets 2.42% 2.53% Non-GAAP Reconciliation 30 (1) Annualized.

© 2026 Fulton Financial Corporation. All rights reserved. Three months ended (dollars in thousands) Mar 31 Dec 31 2026 2025 Operating PPNR to average assets(1) Plus: NII 262,023$ 266,042$ Plus: Non-interest income 69,841 69,980 Less: Non-interest expense (200,294) (212,985) Plus: Other revenue - 11 Plus: CDI amortization 5,255 5,255 Plus: Acquisition-related expense 2,644 802 Plus: FDIC special assessment - (95) Plus: FultonFirst implementation and asset disposals 1,556 2,795 Operating PPNR (numerator) 141,025$ 131,805$ Total average assets 31,999,228$ 32,013,163$ Less: Average net core deposit intangible (54,629) (60,726) Average assets (denominator) 31,944,599$ 31,952,437$ Operating PPNR to average assets 1.79% 1.64% Non-GAAP Reconciliation 31 (1) Annualized.

© 2026 Fulton Financial Corporation. All rights reserved. (dollars in thousands) Mar 31 Dec 31 Sep 30 Jun 30 Mar 31 2026 2025 2025 2025 2025 Efficiency ratio Non-interest expense 200,294$ 212,986$ 196,574$ 192,811$ 189,460$ Less: Acquisition-related expense (2,644) (802) - - (380) Less: FDIC special assessment - 95 - - - Less: FultonFirst implementation and asset disposals (1,556) (2,795) 207 270 47 Less: Intangible amortization (5,349) (5,365) (5,368) (5,460) (6,269) Operating non-interest expense (numerator) 190,745$ 204,119$ 191,413$ 187,621$ 182,858$ NII 262,023$ 266,042$ 264,198$ 254,921$ 251,187$ Tax equivalent adjustment 4,302 4,416 4,436 4,389 4,340 Plus: Total non-interest income 69,841 69,980 70,407 69,148 67,232 Plus: Other revenue - 11 (138) (9) (122) Plus: Investment securities (gains) losses, net - - - - 2 Total revenue (denominator) 336,166$ 340,449$ 338,903$ 328,449$ 322,639$ Efficiency ratio 56.7% 60.0% 56.5% 57.1% 56.7% Three months ended Non-GAAP Reconciliation 32

© 2026 Fulton Financial Corporation. All rights reserved. Three months ended (dollars in thousands) Mar 31 Dec 31 2026 2025 Tangible common shareholders' equity Shareholders' equity 3,505,283$ 3,490,447$ Less: Preferred stock (192,878) (192,878) Less: Goodwill and intangible assets (607,647) (612,996) Tangible common shareholders' equity 2,704,758$ 2,684,573$ Non-GAAP Reconciliation 33

© 2026 Fulton Financial Corporation. All rights reserved. Three months ended (dollars in thousands, except per share data) Mar 31 Mar 31 2026 2021 TBV per share Shareholders' equity 3,505,283$ 2,629,655$ Less: Preferred stock (192,878) (192,878) Less: Goodwill and intangible assets (607,647) (536,544) Tangible common shareholders' equity (numerator) 2,704,758$ 1,900,233$ Shares outstanding, end of period (denominator) 178,843 162,517 TBV per share 15.12$ 11.69$ Book value per share 18.52$ 14.99$ TBV per share excluding AOCI Shareholders' equity 3,505,283$ 2,629,655$ Less: Preferred stock (192,878) (192,878) Less: Goodwill and intangible assets (607,647) (536,544) Tangible common shareholders' equity 2,704,758$ 1,900,233$ Less: AOCI (221,887) 25,838 Tangible common shareholders' equity excluding AOCI 2,926,645$ 1,874,395$ Shares outstanding, end of period (denominator) 178,843 162,517 TBV per share excluding AOCI 16.36$ 11.53$ Non-GAAP Reconciliation 34